UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

This Current Report on Form 8-K is being filed by Telephone and Data Systems, Inc. (TDS) to describe and file as an Exhibit a form of award agreement applicable to officers of TDS as specified in paragraph (e) of Item 5.02 of Form 8-K.

On March 14, 2018, the TDS Compensation Committee approved the form of a 2018 Performance Share Award Agreement under the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan, as amended.

The 2018 Performance Share Award Agreement in the form attached hereto as Exhibit 10.1 will be used to grant eligible employees of TDS and applicable subsidiaries, including TDS officers (Employees), with a target opportunity of a specified number of TDS Common Shares (Target Opportunity), upon and subject to the restrictions, terms and conditions set forth in such agreement.

Depending on the satisfaction of the following performance measures during the three-year period from January 1, 2018 to December 31, 2020 (Performance Period), the Employee may be entitled under the 2018 Performance Share Award Agreement to TDS Common Shares equal to 0% to 200% of the Target Opportunity:

  Return on Capital (ROC) (40%)
  Total Revenue (40%)
  Relative Total Shareholder Return (TSR) (20%)

ROC will be the average of the three fiscal years in the Performance Period of Adjusted Net Operating Profit After Tax divided by Average Adjusted Assets, as currently defined by TDS.

Total Revenue will be the cumulative Consolidated Operating Revenue as defined by TDS over the three fiscal years in the Performance Period.

TSR will be determined for TDS, as well as for a specified “Peer Group”, from the beginning to the end of the Performance Period.  The Peer Group was selected by the TDS Compensation Committee in consultation with its independent compensation consultant, Compensation Strategies.  The companies that comprise the Peer Group are listed on Exhibit A to the form of the 2018 Performance Share Award Agreement attached hereto as Exhibit 10.1.

The foregoing description is qualified by reference to the form of the 2018 Performance Share Award Agreement filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

Exhibit Number	Description of Exhibits

10.1	Form of 2018 Performance Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 20, 2018

		By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President-Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)